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                                                                    EXHIBIT 24.1

                           DIRECTORS AND OFFICERS OF

                           NATIONAL CITY CORPORATION

                      REGISTRATION STATEMENT ON FORM 10-K

                               POWER OF ATTORNEY

The undersigned directors and officers of National City Corporation, a Delaware corporation (the "Corporation") which anticipates filing an Annual Report on Form 10-K for the Corporation's fiscal year ended December 31, 2003 with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, hereby constitute and appoint David L. Zoeller, Carlton E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign in the capacities indicated below, said Form 10-K, and any and all amendments and exhibits thereto, or other documents to be filed with, or submitted to, the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

EXECUTED this 16th day of December, 2003.

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

/s/ JON E. BARFIELD                                      Director
-----------------------------------------------------
Jon E. Barfield

/s/ JAMES S. BROADHURST                                  Director
-----------------------------------------------------
James S. Broadhurst

/s/ JOHN W. BROWN                                        Director
-----------------------------------------------------
John W. Brown

/s/ DUANE E. COLLINS                                     Director
-----------------------------------------------------
Duane E. Collins

/s/ CHRISTOPHER M. CONNOR                                Director
-----------------------------------------------------
Christopher M. Connor

/s/ DAVID A. DABERKO                                     Chairman of the Board and
-----------------------------------------------------    Chief Executive Officer
David A. Daberko                                         (Principal Executive Officer)

/s/ DANIEL E. EVANS                                      Director
-----------------------------------------------------
Daniel E. Evans

/s/ JOSEPH T. GORMAN                                     Director
-----------------------------------------------------
Joseph T. Gorman

/s/ BERNADINE P. HEALY, M.D.                             Director
-----------------------------------------------------
Bernadine P. Healy, M.D.

/s/ PAUL A. ORMOND                                       Director
-----------------------------------------------------
Paul A. Ormond

/s/ ROBERT A. PAUL                                       Director
-----------------------------------------------------
Robert A. Paul
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
/s/ GERALD L. SHAHEEN                                    Director
-----------------------------------------------------
Gerald L. Shaheen

/s/ JEROME F. TATAR                                      Director
-----------------------------------------------------
Jerome F. Tatar

/s/ JERRY SUE THORNTON, Ph.D.                            Director
-----------------------------------------------------
Jerry Sue Thornton, Ph.D.

/s/ MORRY WEISS                                          Director
-----------------------------------------------------
Morry Weiss
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